                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

                                      of
                             INSIGHT MIDWEST, L.P.
                                      and
                             INSIGHT CAPITAL, INC.

             Offer to Exchange their 10 1/2% Senior Notes due 2010, which have been registered under the Securities Act of 1933, as amended (the
                               "Securities Act"),
       for any and all of their outstanding 10 1/2% Senior Notes due 2010 that were issued and sold in a transaction exempt from registration under the
                                 Securities Act

              Pursuant to the Prospectus dated              , 2001

-------------------------------------------------------------------------------

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON ______________, 2001 (THE "EXPIRATION DATE"), UNLESS THE OFFER IS EXTENDED. TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

--------------------------------------------------------------------------------


                      The Exchange Agent for the Offer is:
                              The Bank of New York

         By Registered or Certified Mail:                           Facsimile Transmissions
              The Bank of New York                               (Eligible Institutions Only):
            101 Barclay Street, 7E                                       (212) 815-6339
            New York, New York 10286
  Attention: Duong Nguyen, Reorganization Section

         By Hand or Overnight Delivery                               To Confirm by Telephone
              The Bank of New York                                   or for information call:
            101 Barclay Street, Ground Level                      Mr./Ms._____________________
            Corporate Trust Services Window                               (212) 815-3687
               New York, New York 10286
  Attention: Duong Nguyen, Reorganization Section

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Prospectus (as defined below).

     This Letter of Transmittal is to be completed either if (a) any certificate(s) representing the Notes (as defined below) are to be forwarded herewith to the Exchange Agent or (b) tenders of Notes to the Exchange Agent are to be made pursuant to the procedures for tender by book-entry transfer set forth under "The Exchange Offer--Book-Entry Delivery Procedure" in the Prospectus and an Agent's Message (as defined below) is not delivered. Certificate(s) representing the Notes or book-entry confirmation of a book-entry transfer of such Notes into the Exchange Agent's account at The Depository Trust Company ("DTC"), as well as this Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth above on or prior to the Expiration Date. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter of Transmittal. The term "book-entry confirmation" means a confirmation of a book-entry transfer of Notes into the Exchange Agent's account at DTC. The term "Agent's Message" means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgement from the tendering participant, which acknowledgement states that such participant has received and agrees to be bound by this Letter of Transmittal and that Insight Midwest, L.P., a Delaware limited partnership ("Insight Midwest") and Insight Capital, Inc., a Delaware corporation ("Insight Capital," and Insight Capital and Insight Midwest collectively, the "Issuers"), may enforce this Letter of Transmittal against such participant.

     Holders (as defined below) of Notes whose certificate(s) (the "Certificate(s)") for such Notes are not immediately available or who cannot deliver their Certificate(s) and all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedure" in the Prospectus.

     DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

ALL TENDERING HOLDERS COMPLETE THIS BOX:

                                   DESCRIPTION OF NOTES TENDERED
----------------------------------------------------------------------------------------------------
  If blank, please print name(s) and address(es)
     of registered Holder(s), exactly as                                Notes
     name(s) appear on Note Certificate(s)                (Attach additional list if necessary)
----------------------------------------------------------------------------------------------------
                                                                  Aggregate
                                                               Principal Amount    Principal Amount
                                             Certificate           of Notes       of Notes Tendered
                                             Number(s) of       Represented by      (if less than
                                                Notes*          Certificate(s)          all)**
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

                                          Total:
----------------------------------------------------------------------------------------------------
*   Need not be completed by Holders tendering by book-entry transfer.
**  Notes may be tendered in whole or in part in multiples of $1,000.  All Notes held shall be deemed tendered unless a lesser number is specified in this column.  See Instruction 4.
----------------------------------------------------------------------------------------------------

           (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

[ ] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE
    TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE
    FOLLOWING:

    Name of Tendering Institution
                                 -----------------------------------------------

    DTC Account Number              Transaction Code Number
                      -------------                        ---------------------

[ ] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF
    TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (SEE INSTRUCTIONS 1):

    Name(s) of Registered Holder(s)
                                   ---------------------------------------------

    Window Ticket Number (if any)
                                 -----------------------------------------------

    Date of Execution of Notice of Guaranteed Delivery
                                                      --------------------------

    Name of Institution which Guaranteed Delivery
                                                 -------------------------------

    If Guaranteed Delivery is to be made by Book-Entry Transfer:

    Name of Tendering Institution
                                 -----------------------------------------------

    DTC Account Number           Transaction Code Number
                      ----------                        ------------------------

[ ] CHECK HERE IF TENDERED BY BOOK ENTRY TRANSFER AND NON-EXCHANGED NOTES ARE TO
    BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:
     ---------------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------

Ladies and Gentlemen:

     The undersigned hereby tenders to the Issuers the above described principal amount of the Issuers' 10 1/2% Senior Notes due 2010 (the "Notes") in exchange for an equivalent amount of the Issuers' 10 1/2% Senior Notes due 2010 (the "Exchange Notes"), which have been registered under the Securities Act upon the terms and subject to the conditions set forth in the Prospectus dated _____________, 2001 (as the same may be amended or supplemented from time to time, the "Prospectus"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the "Exchange Offer").

     Subject to and effective upon the acceptance for exchange of all or any portion of the Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Issuers all right, title and interest in and to such Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Issuers in connection with the Exchange Offer) with respect to the tendered Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) subject only to the right of withdrawal described in the Prospectus, to (i) deliver Certificate(s) for Notes to the Issuers together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Issuers, upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to be issued in exchange for such Notes, (ii) present Certificate(s) for such Notes for transfer, and to transfer the Notes on the books of the Issuers, and (iii) receive for the account of the Issuers all benefits and otherwise exercise all rights of beneficial ownership of such Notes, all in accordance with the terms and conditions of the Exchange Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Notes tendered hereby and that, when the same is accepted for exchange, the Issuers will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the Notes tendered hereby are not subject to any adverse claims or proxies. The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuers or the Exchange Agent to be necessary or desirable to complete the exchange, assignment and transfer of the Notes tendered hereby, and the undersigned will comply with its obligations under the Exchange and Registration Rights Agreement. The undersigned has read and agrees to all of the terms of the Exchange Offer.

     The name(s) and address(es) of the registered Holder(s) of the Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificate(s) representing such Notes. The Certificate number(s) and the Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

     If any tendered Notes are not exchanged pursuant to the Exchange Offer for any reason, or if Certificate(s) are submitted for more Notes than are tendered or accepted for exchange, Certificate(s) for such nonexchange or nontendered Notes will be returned (or, in the case of Notes tendered by book-entry transfer, such Notes will be credited to an account maintained at DTC), without expense to the tendering Holder, promptly following the expiration or termination of the Exchange Offer.

     The undersigned understands that the tenders of Notes pursuant to any one of the procedures described in "The Exchange Offer--Procedures for Tendering Initial Notes" in the Prospectus and in the instructions attached hereto will, upon the Issuers' acceptance for exchange of such tendered Notes, constitute a binding agreement between the undersigned and the Issuers upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectors, the Issuers may not be required to accept for exchange any of the Notes tendered hereby.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the Exchange Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Notes, that such Exchange Notes be credited to the account indicated above maintained at DTC. If applicable, substitute Certificate(s) representing Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions," please deliver Exchange Notes to the undersigned at the address shown below the undersigned's signature.

     By tendering Notes and executing this Letter of Transmittal, or effecting delivery of an Agent's Message in lieu thereof, the undersigned hereby represents and agrees that (i) the undersigned's principal residence is in the state of (fill in state) _____________, (ii) the undersigned is not an "affiliate" of the Issuers, (iii) any Exchange Notes to be received by the undersigned are being acquired in the ordinary course of its business, (iv) the undersigned has no arrangement or understanding with any person to participate in a distribution (within the meaning of the Securities Act) of Exchange Notes to be received in the Exchange Offer, (v) if the undersigned is not a broker-dealer, the undersigned is not engaged in, and does not intend to engage in, a distribution (within the meaning of the Securities Act) of such Exchange Notes and (vi) the undersigned acknowledges that any person participating in the Exchange Offer for the purpose of distributing the Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the Exchange Notes acquired by such person and cannot rely on the position of the Staff of the Securities and Exchange Commission set forth in no-action letters that are discussed in the section of the Prospectus entitled "Exchange Offer--Exchange and Registration Rights Agreement." The Issuers may require the undersigned, as a condition to the undersigned's eligibility to participate in the Exchange Offer, to furnish to the Issuers (or an agent thereof) in writing information as to the number of "beneficial owners" within the meaning of Rule 13d-3 under the Exchange Act on behalf of whom the undersigned holds the Notes to be exchanged in the Exchange Offer. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Notes, it represents that the Notes to be exchanged for Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a Prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a Prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The Issuers have agreed that, subject to the provisions of the Exchange and Registration Rights Agreement, the Prospectus, as it may be amended or supplemented from time to time, may be used by a Participating Broker-Dealer (as defined below) in connection with resales of Exchange Notes received in exchange for Notes, where such Notes were acquired by such Participating Broker-Dealer for its own account as a result of market-making activities or other trading activities, for a period ending 180 days after the effective date of the registration statement relating to the Exchange Notes (the "Effective Date") (subject to extension under certain limited circumstances described in the Prospectus) or, if earlier, when all such Exchange Notes has been disposed of by such Participating Broker-Dealer. In that regard, each broker-dealer who acquired Notes for its own account as a result of market-making or other trading activities (a "Participating Broker-Dealer"), by tendering such Notes and executing this Letter of Transmittal or effecting delivery of an Agent's Message in lieu thereof, agrees that, upon receipt of notice from the Issuers of the occurrence of any event or the discover of any fact which makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference therein, in light of the circumstances under which they were made, not misleading or of the occurrence of certain other events specified in the Exchange and Registration Rights Agreement, such Participating Broker-Dealer will suspend the sale of Exchange Notes pursuant to the Prospectus until the Issuers have amended or supplemented the Prospectus to correct such misstatement or omission and have furnished copies of the amended or supplemented Prospectus to the Participating Broker-Dealer or the Issuers have given notice that the sale of the Exchange Notes may be resumed, as the case may be. If the Issuers give such notice to suspend the sale of the Exchange Notes, it shall extend the 180-day period referred to above during which Participating Broker-Dealers are entitled to use the Prospectus in connection with the resale of Exchange Notes by the number of days during the period from and including the date of the giving of such notice to and including the date when Participating Broker-Dealers shall have received copies of the supplemented or amended Prospectus necessary to permit resales of the Exchange Notes or to and including the date on which the Issuers have given notice that the sale of Exchange Notes may be resumed, as the case may be.

     As a result, a Participating Broker-Dealer who intends to use the Prospectus in connection with resales of Exchange Notes received in exchange for Notes pursuant to the Exchange Offer must notify the Issuers, or cause the Issuers to be notified, on or prior to the Expiration Date, that it is a Participating Broker-Dealer. Such notice may be given in the space provided above or may be delivered to the Exchange Agent at the address set forth in the Prospectus under "The Exchange Offer--Exchange Agent."

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuers to be necessary or desirable to complete the sale, assignment and transfer of the Notes tendered hereby. All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

     The undersigned, by completing the box entitled "Description of Notes" above and signing this letter, will be deemed to have tendered the Notes as set forth in such box.

--------------------------------------------------------------------------------

                                   IMPORTANT
                              HOLDERS:  SIGN HERE
                  (Please Complete Substitute Form W-9 herein)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Signature(s) of Holder(s)


Date:
      ---------------------------

     (Must be signed by the registered Holder(s) exactly as name(s) appear(s) on Certificate(s) for the Notes hereby tendered or on a security position listing or by person(s) authorized to become registered Holder(s) by certificates and documents transmitted herewith. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 2 below.)

Name(s):
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (Please Print)

Capacity (full title):
                       ---------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Address:
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                              (Include Zip Code)

Area Code and Telephone No.:
                             ---------------------------------------------------

                        (See Substitute Form W-9 herein)

                           GUARANTEE OF SIGNATURE(S)
                           (See Instruction 2 below)

Authorized Signature:

Name:
      --------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             (Please Type or Print)

Title:
       -------------------------------------------------------------------------

Name of Firm:
              ------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                              (Include Zip Code)

Area Code and Telephone No.:
                             ---------------------------------------------------

Date:
     -----------------------------------

--------------------------------------------------------------------------------

__________________________________________________________            ___________________________________________________________

                SPECIAL ISSUANCE INSTRUCTIONS                                               SPECIAL DELIVERY INSTRUCTIONS
              (SIGNATURE GUARANTEE REQUIRED--SEE                                          (SIGNATURE GUARANTEE REQUIRED--SEE
                        INSTRUCTION 2)                                                              INSTRUCTION 2)
TO BE COMPLETED ONLY if Exchange Notes or Notes not tendered          TO BE COMPLETED ONLY if Exchange Notes or Notes not tendered
are to be issued in the name of someone other than the                are to be sent to someone other than the registered Holder of
registered Holder of the Notes whose name(s) appear(s)                the Notes whose name(s) appear(s) above, or such registered
above.                                                                Holder at an address other than shown above.

[ ] Notes not tendered to:                                            [ ] Notes not tendered to:

[ ] Exchange Notes to:                                                [ ] Exchange Notes to:

Name _____________________________________________________            Name _______________________________________________________
                       (PLEASE PRINT)                                                          (PLEASE PRINT)

Address __________________________________________________            Address ____________________________________________________

__________________________________________________________            ____________________________________________________________

__________________________________________________________            ___________________________________________________________
                    (INCLUDE ZIP CODE)
                                                                      ___________________________________________________________

__________________________________________________________            ___________________________________________________________
                 (TAX IDENTIFICATION OR                                                   (INCLUDE ZIP CODE)
                 SOCIAL SECURITY NUMBER)

__________________________________________________________            ___________________________________________________________

                                  INSTRUCTIONS

         Forming Part of the Terms and Conditions of the Exchange Offer

     1. Delivery of Letter of Transmittal and Certificates: Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed either if (a) Certificate(s) are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer--Book-Entry Delivery Procedure" in the Prospectus and an Agent's Message is not delivered. Certificates, or timely confirmation of a book-entry transfer of such Notes into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu thereof. Notes may be tendered in whole or in part in integral multiples of $1,000.

     Holders who wish to tender their Notes and (i) whose Notes are not immediately available or (ii) who cannot deliver their Notes, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedure" in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below);
(ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Issuers, must be received by the Exchange Agent on or prior to the Expiration Date; and (iii) the Certificate(s) (or a book-entry confirmation) representing all tendered Notes, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date, all as provided in "The Exchange Offer--Guaranteed Delivery Procedure" in the Prospectus.

     The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice of Guaranteed Delivery. For Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution," including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association.

     The method of delivery of Certificates, this Letter of Transmittal and all other required documents is at the option and sole risk of the tendering Holder, and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, then registered mail with return receipt requested, properly insured, or overnight delivery service is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

     The Issuers will not accept any alternative, conditional or contingent tenders. Each tendering Holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

     2. Guarantee of Signatures. No signature guarantee on this Letter of Transmittal is required if:

     i. this Letter of Transmittal is signed by the registered Holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Notes (the "Holder")) of Notes tendered herewith, unless such Holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or

     ii. such Notes are tendered for the account of a firm that is an Eligible Institution.

     In all other cases, an Eligible Institution must guarantee this signature(s) on this Letter of Transmittal. See Instruction 5.

     3. Inadequate Space. If the space provided in the box captioned "Description of Notes" is inadequate, the Certificate number(s) and/or the principal amount of Notes and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

     4. Partial Tenders and Withdrawal Rights. Tenders of Notes will be accepted only in integral multiples of $1,000. If less that all the Notes evidence by any Certificate submitted are to be tendered, fill in the principal amount of Notes which are to be tendered in the box entitled "Principal Amount of Notes Tendered." In such case, new Certificate(s) for the remainder of the Notes that were evidenced by your old Certificate(s) will only be sent to the Holder of the Notes, promptly after the Expiration Date. All Notes represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     Except as otherwise provided herein, tenders of Notes may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written notice of withdrawal or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above or in the Prospectus on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Notes to be withdrawn, the aggregate principal amount of Notes to be withdrawn, and (if Certificates for Notes have been tendered) the name of the registered Holder of the Notes as set forth on the Certificate for the Notes, if different form that of the person who tendered such Notes. If Certificates for the Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such Certificates for the Notes, the tendering Holder must submit the serial numbers shown on the particular Certificates for the Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Notes tendered for the account of a Eligible Institution. If Notes have been tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus under "The Exchange Offer--Book-Entry Delivery Procedure," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Notes, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written, telegraphic, telex or facsimile transmission. Withdrawals of tenders of Notes may not be rescinded. Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described in the Prospectus under: "The Exchange Offer--Procedure for Tendering Initial Notes."

     All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Issuers, in their discretion, whose determination shall be final and binding on all parties. The Issuers, any affiliates or assigns of the Issuers, the Exchange Agent or any other person shall not be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Notes which have been tendered but which are withdrawn will be returned to the Holder thereof without cost to such Holder promptly after withdrawal.

     5. Signatures on Letter of Transmittal, Assignments and Endorsements. If this Letter of Transmittal is signed by the registered Holder(s) of the Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

     If any Notes tendered hereby is owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered Notes are registered in different name(s) on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of Certificates.

     If this Letter of Transmittal or any Certificate(s) or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such person should so indicate when signing and, unless waived by the Issuers, must submit proper evidence satisfactory to the Issuers, in its sole discretion, of each such person's authority to so act.

     When this Letter of Transmittal is signed by the registered owner(s) of the Notes listed and transmitted hereby, no endorsement(s) of Certificate(s) or separate bond power(s) is required unless Exchange Notes are to be issued in the name of a person other than the registered Holder(s). Signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is singed by a person other than the registered owner(s) of the Notes listed, the Certificate(s) must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the Certificate(s), and also must be accompanied by such opinions of counsel, certifications and other information as the Issuers of the Trustee for the Notes may require in accordance with the restrictions of transfer applicable to the Notes. Signatures on such Certificate(s) or bond powers must be guaranteed by an Eligible Institution.

     6. Special Issuance and Delivery Instructions. If Exchange Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if Exchange Notes are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.

     7. Irregularities. The Issuers will determine, in their discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Notes, which determination shall be final and binding on all parties. The Issuers reserve the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for which, may, in the view of counsel to the Issuers be unlawful. The Issuers also reserve the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange Offer--Conditions for the Exchange Offer" or any conditions or irregularities in any tender of Notes of any particular Holder whether or not similar conditions or irregularities are waived in the case of other Holders. The Issuers' interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. The Issuers, any affiliates or assigns of the Issuers, the Exchange Agent, or any other person shall not be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

     8. Questions, Requests for Assistance and Additional Copies. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

     9. Backup Withholding; Substitute Form W-9. Under U.S. federal income tax law, a Holder (including, for purposes of this section, beneficial owners of the Notes) whose tendered Notes is accepted for exchange is required to provide the Exchange Agent with such Holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the Holder or other payee to a $50 penalty. In addition, payments to such Holders or other payees with respect to Notes exchanged pursuant to the Exchange Offer may be subject to backup withholding at a rate equal to the fourth lowest tax rate applicable to unmarried individuals, which decreases several times between 2001 and 2010. For amounts paid after August 6, 2001, the backup withholding rate is 30.5%. For amounts paid during 2002 and 2003, the backup withholding rate decreases to 30%.


     The box in Part 2 of the Substitute Form W-9 may be checked if the tendering Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the Holder or other payee must also complete the box captioned Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 2 is checked and the box captioned Certificate of Awaiting Taxpayer Identification Number is completed, the Holder will be subject to backup withholding on all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60-day period following the date of the Substitute Form W-9. If the Holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60-day period will be remitted to the Holder and no further amounts shall be retained or withheld from payments made to the Holder thereafter. If, however, the Holder has not provided the Exchange Agent with its TIN within such 60-day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, backup withholding will apply to all payments made thereafter until a correct TIN is provided.


     Certain Holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to the backup withholding and reporting requirements. Such Holders should nevertheless complete the attached Substitute Form W-9 and write "Exempt" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed and appropriate IRS Form W-8, signed under penalties of perjury, attesting to that Holder's exempt status. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which Holders are exempt from backup withholding.

     Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained, provided that the required information is furnished to the IRS.

     10. Waiver of Conditions. The Issuers reserve the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

     11. No Conditional Tenders. No alternative, conditional or contingent tenders will be accepted. All tendering Holders of Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of Notes for exchange.

     Neither the Issuers, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Notes nor shall any of them incur any liability for failure to give any such notice.

     12. Lost, Destroyed or Stolen Certificates. If any Certificate(s) representing Notes have been lost, destroyed or stolen, the Holder should promptly notify the Exchange Agent. The Holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been followed.

     13. Security Transfer Taxes. Holders who tender their Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, Exchange Notes are to be delivered to, or are to be issued in the name of, any person other than the registered Holder of the Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

                      PAYER'S NAME:  THE BANK OF NEW YORK


-----------------------------------------------------------------------------------------------------------------------
        Substitute                Part 1--  PLEASE PROVIDE YOUR TIN             TIN:-------------------------------
         Form W-9                 IN THE BOX AT RIGHT AND CERTIFY               Social Security Number or Employer
 Department of the Treasury       BY SIGNING AND DATING BELOW                         Identification Number
  Internal Revenue Service

------------------------------------------------------------------------------------------------------------------------

Payer's Request for Taxpayer      Part 2--  TIN Applied for [ ]
Identification Number ("TIN")

------------------------------------------------------------------------------------------------------------------------
Certification:  Under penalties of perjury, I certify that:

(1)  the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);

(2)  I am not subject to backup withholding either because: (a) I have not been notified by the Internal Revenue Service (the "IRS")
     that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (b) the IRS has notified me that I am no longer subject to backup withholding; and

(3)  I am a U.S. person (including a U.S. resident alien).

Certification Instructions--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return.  However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2).  (Also see instructions in the enclosed
Guidelines.)

----------------------------------------------------------------------------------------------------------------------------

Signature                                                                              Date
         --------------------------------------                                            -----------------------

----------------------------------------------------------------------------------------------------------------------------



NOTE:  FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
   ON ANY PAYMENTS MADE TO YOU IN CONNECTION WITH THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
             NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

 YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING (OR WILL SOON
                  APPLY FOR) A TAXPAYER IDENTIFICATION NUMBER

--------------------------------------------------------------------------------


            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Officer or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, all reportable payments made to me thereafter will be subject to backup withholding until I provide such number.

Signature                                             Date
         -----------------------------                    -------------

------------------------------------------------------------------------------